SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	April 28, 2010

WINDTAMER CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

000-53510	16-1610794
(Commission File Number)	(IRS Employer Identification No.)

156 Court Street Suite #7, Geneseo, New York	14454
(Address of Principal Executive Offices)	(Zip Code)

(585) 243-4040

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) At the Annual Meeting of Shareholders of WindTamer Corporation (the "Company") on April 28, 2010 ("Annual Meeting"), the shareholders approved an amendment to and restatement of the Company's 2008 Equity Incentive Plan (the "Plan") to, among other things, (i) increase the authorized number of Common Shares issuable thereunder from 8,000,000 to 16,000,000; (ii) to permit conditional awards with respect to this and future amendments; and (iii) to incorporate the Company’s Non-Employee Director Compensation Plan.

Any person who is a current or prospective director, officer, employee or consultant of the Company is eligible to receive awards under the Plan. A description of the material terms of the Plan and the amendments thereto approved by the shareholders was included in the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 16, 2010 (the "Proxy Statement").

The above description of the Plan and the amendments thereto approved by the shareholders is not intended to be complete and is qualified in its entirety by the specific language in the Amended and Restated 2008 Equity Incentive Plan, a copy of which is included as Exhibit 10.1 to this report and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Company's Annual Meeting of Shareholders held on April 28, 2010, the following nominees for director were elected to the term and class described below with shareholder votes cast as follows:

Matter Considered	Number of Votes
Election of Directors:	For	Withheld	Broker non-votes
Class I Nominees- Three year term expiring in the year 2013
Steven DiNunzio	58,625,900	244,970	18,731,166
Pierre Leignadier	58,625,900	244,970	18,731,166
Dov Schwell	58,625,900	244,970	18,731,166
Class II Nominee- One year term expiring in the year 2011
William A. Schmitz	58,625,900	244,970	18,731,166
Class III Nominee- Two year term expiring in the year 2012
John P. Blake	58,625,900	244,970	18,731,166

On other business conducted at the Annual Meeting, shareholders approved the WindTamer Corporation Amended and Restated 2008 Equity Incentive Plan to, among other things, increase the number of shares authorized for issuance from 8,000,000 to 16,000,000. Shareholders also ratified the appointment of EFP Rotenberg LLP as the Company's Independent Registered Public Accounting Firm for the year ending December 31, 2010. Shareholders cast votes as follows:

	Number of Votes
Matter Considered	For	Against	Abstain	Broker non-votes
Vote to approve the WindTamer Corporation Amended and Restated 2008 Equity Incentive Plan to, among other things, increase the number of shares authorized for issuance from 8,000,000 to 16,000,000	58,074,303	751,567	45,000	18,731,166

Ratification of EFP Rotenberg LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010	77,276,323	309,179	16,543	0

Item 9.01

(d)           Exhibits

Exhibit Number	Description

10.1
Amended and Restated 2008 Equity Incentive Plan of WindTamer Corporation (incorporated herein by reference to Appendix B to the Definitive Proxy Statement on Schedule 14A filed by WindTamer Corporation on March 16, 2010 (File No. 000-53510)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINDTAMER CORPORATION

Date:  May 4, 2010                                                                /s/ William A. Schmitz____________
Name:    William A. Schmitz
Title:      Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1
Amended and Restated 2008 Equity Incentive Plan of WindTamer Corporation (incorporated herein by reference to Appendix B to the Definitive Proxy Statement on Schedule 14A filed by WindTamer Corporation on March 16, 2010 (File No. 000-53510)).

5